                                                                      Exhibit 23



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statements of Allen Telecom Inc. (File Nos. 33-53487, 2-99919 and 333-68369) on Form S-8 of our report dated June 14, 2002, appearing in the Annual Report on Form 11-K/A of the Allen Telecom Inc. Employee Before-Tax Savings Plan for the year ended December 31, 2001.





/s/ DELOITTE & TOUCHE LLP



Cleveland, Ohio
July 25, 2002


















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